                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       May 18, 2000
                                                --------------------------------

                      THE FINANCIAL COMMERCE NETWORK, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             NEVADA                    0-27971              22-2582276
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)             File Number)        Identification No.)

63 Wall Street, New York, New York                                     10005
--------------------------------------------------------------------------------
(Address if Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code       (212) 742-9870
                                                   -----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         This form 8-K/A of The Financial Commerce Network, Inc. (the "Company") constitutes Amendment No. 1 to the Company's Current Report on Form 8-K (the "Original Form 8-K") which was filed with the Securities and Exchange Commission (the "SEC") on August 18, 2000. This amendment sets forth the information required by Items 7(a) and 7(b) omitted from the Original Form 8-K.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a) Financial Statements of Businesses Acquired

   In accordance with Rule 210.3-05(b) of Regulation S-X the historical statements covering the period from May 12, 1999 (date of inception) to December 31, 1999 are attached to this report.

   (b) Proforma Financial Information

   The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on the historical financial statements of The Financial Commerce Network, Inc. and Subsidiaries and StockChicken.com, Inc. (collectively "The Financial Commerce Network, Inc. and Subsidiaries"), adjusted to give effect to the acquisition by The Financial Commerce Network, Inc. and Subsidiaries of StockChicken.com, Inc. The Unaudited Pro Forma Condensed Consolidated Statements of Operations give effect to the acquisition as if it had occurred as of May 12, 1999 (date of inception). The acquisition and the related adjustments are described in the accompanying notes. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The Pro Forma Financial Statements do not purport to represent what The Financial Commerce Network, Inc. and Subsidiaries' results of operations would actually have been had the acquisition in fact occurred on such date or to project The Financial Commerce Network, Inc. and Subsidiaries' results of operations for any future period or date. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of The Financial Commerce Network, Inc. and Subsidiaries and StockChicken.com, Inc. and the "Management's Discussion and Analysis of Financial Condition and Results of Operations."

   The acquisition will be accounted for using the purchase method of accounting. Upon acquisition, the purchase price of the acquisition of StockChicken.com, Inc. will be allocated to the tangible and intangible assets and liabilities of StockChicken.com, Inc. based upon their respective fair values.

THE FINANCIAL COMMERCE NETWORK, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS



========================================================================================================
PERIOD MAY 12, 1999 TO DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------
                                   THE FINANCIAL
                                  COMMERCE NETWORK                        PRO FORMA
                                  AND SUBSIDIARIES   STOCKCHICKEN.COM    ADJUSTMENTS         PRO FORMA
REVENUES
  Trading and commissions           $     979,536      $          -      $         -        $    979,536
  Investment banking                      650,320                                                650,320
  Interest                                 38,266                                                 38,266
                                ------------------------------------------------------------------------
                                        1,668,122                 -                            1,668,122

EXPENSES, selling, general and
 administrative                        33,040,489            21,652           20,000  (1)     33,082,141
                                ------------------------------------------------------------------------

LOSS BEFORE INCOME TAXES              (31,372,367)          (21,652)         (20,000)        (31,414,019)

INCOME TAXES                               57,000                 -                               57,000
                                ------------------------------------------------------------------------

NET LOSS                              (31,429,367)          (21,652)         (20,000)        (31,471,019)

PREFERRED STOCK DIVIDENDS                (119,583)                -                             (119,583)
                                ------------------------------------------------------------------------

NET LOSS APPLICABLE
  TO COMMON SHARES                  $ (31,548,950)     $    (21,652)     $   (20,000)       $(31,590,602)
                               =========================================================================

BASIC AND DILUTED LOSS
  PER COMMON SHARE                  $       (1.68)                                          $      (1.67)
                               =========================================================================

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES USED IN
  COMPUTING BASIC AND DILUTED
  LOSS PER COMMON SHARE                18,751,986                            127,671  (2)     18,879,657
                               =========================================================================

THE FINANCIAL COMMERCE NETWORK, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS



========================================================================================================
SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------------------------------
                                   THE FINANCIAL
                                  COMMERCE NETWORK                        PRO FORMA
                                  AND SUBSIDIARIES   STOCKCHICKEN.COM    ADJUSTMENTS         PRO FORMA

REVENUES
  Trading and commissions           $     814,181      $          -      $         -        $    814,181
  Investment banking                       37,969                                                 37,969
  Interest                                  9,693                                                  9,693
  Other                                    13,125                61                               13,186
                                 -----------------------------------------------------------------------
                                          874,968                61                              875,029

EXPENSES, selling, general and
 administrative                         2,893,916            45,735            2,574 (1),(3)   2,942,225
                                 -----------------------------------------------------------------------

NET LOSS APPLICABLE
  TO COMMON SHARES                  $  (2,018,948)     $    (45,674)     $    (2,574)       $ (2,067,196)
                                 =======================================================================

BASIC AND DILUTED LOSS
  PER COMMON SHARE                  $       (0.09)                                          $      (0.09)
                                 =======================================================================

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES USED IN
  COMPUTING BASIC AND DILUTED
  LOSS PER COMMON SHARE                21,697,371                            167,032 (2)      21,864,403
                                 =======================================================================

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


The unaudited pro forma condensed consolidated statements of operations give effect to the acquisition of StockChicken.com, Inc. by The Financial Commerce Network by combining the respective Statements of Operations of the two companies for the period May 12, 1999 (date of inception) to December 31, 1999 and the six months ended June 30, 2000. The acquisition was accounted for using the "purchase" method of accounting. Therefore, the aggregate consideration paid in connection with the acquisition was allocated to StockChicken.com's assets and liabilities based on their fair market values with the excess consideration treated as goodwill. The purchase price will be paid with the issuance of 200,000 restricted shares of common stock valued at $400,000. The common stock was valued at the minimum value of $2.00 per share in accordance with the reset provision in the agreement.

(1) To reflect goodwill amortization of $20,000 for the period May 12, 1999 (date of inception) to December 31, 1999 and $15,000 for the six months ended June 30, 2000.

(2) To reflect the increase in shares as if the 200,000 shares issued to purchase StockChicken.com had been outstanding since May 12, 1999 (date of inception).

(3) To reflect the loss of StockChicken.com from May 18, 2000 to June 30, 2000 of $12,426 which is already included in the loss of The Financial Commerce Network and Subsidiaries for the period ended June 30, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE FINANCIAL COMMERCE NETWORK, INC.



Date:  September 13, 2000           By:  /s/ Ara Proudian
                                       -------------------------------
                                         Ara Proudian
                                         President

                             STOCKCHICKEN.COM, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS
                                       AND
                          INDEPENDENT AUDITORS' REPORT

                                DECEMBER 31, 1999

STOCKCHICKEN.COM, INC,
(A Development Stage Company)

CONTENTS



================================================================================

INDEPENDENT AUDITORS' REPORT                                                 F-1

FINANCIAL STATEMENTS
   Balance Sheet                                                             F-2
   Statement of Operations                                                   F-3
   Statement of Stockholders' Deficit                                        F-4
   Statement of Cash Flows                                                   F-5
   Notes to Financial Statements                                         F-6-F-7

INDEPENDENT AUDITORS' REPORT



Board of Directors
StockChicken.com, Inc.
(A Development Stage Company)


We have audited the accompanying balance sheet of StockChicken.com, Inc. (A Development Stage Company) as of December 31, 1999, and the related statements of operations, stockholders' deficit, and cash flows for the period May 12, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of StockChicken.com, Inc. (A Development Stage Company) as of December 31, 1999, and the results of their operations and their cash flows for the period May 12, 1999 (date of inception) to December 31, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3, the Company is in the development stage and the Company's ability to continue in the normal course of business is dependent upon the success of future operations. The Company has a working capital deficit and a stockholders' deficit, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ ROTHSTEIN, KASS & COMPANY, P.C.


Roseland, New Jersey
September 12, 2000

STOCKCHICKEN.COM, INC,
(A Development Stage Company)

BALANCE SHEET



================================================================================
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSET

CURRENT ASSET, cash                                                $        795
                                                                   =============



LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable and accrued expenses                            $     20,562
  Other current liabilities                                                 885
                                                                   -------------

     Total current liabilities                                           21,447
                                                                   -------------


COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
  Preferred stock, no par value, authorized 5,000,000 shares, none issued
  Common stock, no par value, authorized 50,000,000 shares,
   issued and outstanding 5,000,000 shares                                1,000
   Accumulated deficit                                                  (21,652)
                                                                   -------------
     Total stockholders' deficit                                        (20,652)
                                                                   -------------

                                                                   $        795
                                                                   =============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STOCKCHICKEN.COM, INC,
(A Development Stage Company)

STATEMENT OF OPERATIONS



================================================================================
PERIOD MAY 12, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------


EXPENSES
  Hosting fees                                                     $     18,176
  Travel and entertainment                                                  989
  Incorporation fees                                                        724
  Communications                                                            423
  Interest expense                                                           93
  Other                                                                   1,247
                                                                   -------------

NET LOSS                                                           $    (21,652)
                                                                   =============




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STOCKCHICKEN.COM, INC,
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS' DEFICIT



================================================================================
PERIOD MAY 12, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             COMMON STOCK           ACCUMULATED
                                         SHARES         AMOUNT        DEFICIT
Sales of common stock                     5,000,000   $   1,000     $         -


NET  LOSS                                                               (21,652)
                                      ------------------------------------------

BALANCES, December 31, 1999               5,000,000   $   1,000     $   (21,652)
                                      ==========================================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STOCKCHICKEN.COM, INC,
(A Development Stage Company)

STATEMENT OF CASH FLOWS



================================================================================
PERIOD MAY 12, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                         $    (21,652)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
     Increase in accounts payable and accrued expenses                   20,562
     Increase in other current liabilities                                  885
                                                                   -------------

NET CASH USED IN OPERATING ACTIVITIES                                      (205)


NET CASH PROVIDED BY FINANCING ACTIVITIES,
     Sales of common stock                                                1,000
                                                                   -------------

NET INCREASE IN CASH AND CASH, END OF PERIOD                       $        795
                                                                   =============





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STOCKCHICKEN.COM, INC,
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS



================================================================================


1.   NATURE OF BUSINESS         StockChicken.com, Inc. was incorporated in the
                                State of Florida in May 1999 for the purpose of providing investment education, financial newsletters, real-time quotes, research reports and other services via its Stockchicken.com web site.


2.   SUMMARY OF SIGNIFICANT
      ACCOUNTING POLICIES       INCOME TAXES

                                The Company complies with Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected future tax impact of differences between the financial statement and tax bases of assets and liabilities, and for the expected future tax benefit to be derived from tax loss carryforwards. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

                                The Company's stockholders have elected to treat the Company as an "S" Corporation for federal and state income tax purposes. Accordingly, the individual stockholders are liable for federal and state income taxes on corporate income and receive the benefit of allowable corporate loss.

                                USE OF ESTIMATES

                                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.   GOING CONCERN              The accompanying financial statements have been
                                prepared assuming that the Company will continue as a going concern. The Company is in the development stage and the Company's ability to continue in the normal course of business is dependent upon the success of future operations.
                                The Company has a working capital deficit and a stockholders' deficit, which raise substantial doubt about its ability to continue as a going concern. Management plans to eliminate future debt through a consolidation of services, currently offered on the web-site, with the services offered with The Financial Commerce
                                Network, Inc. Specifically consolidating and transferring the portal to the joint venture web-hosting facility, Harborzone. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

STOCKCHICKEN.COM, INC,
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS



================================================================================

4.   SUBSEQUENT EVENTS          Effective March 29, 2000, StockChicken.com, Inc.
                                entered into a 5,000 for 1 stock split, thereby increasing the number of outstanding shares of the Company's common stock to 5,000,000 and the number of authorized shares to 50,000,000. The financial statements give retroactive effect to the stock split. In connection with this agreement, the Company is also authorized to issue 5,000,000 shares of preferred stock and changed its common stock to no par value.

                                During March and April 2000, the Company sold 6,250,000 shares of its common stock for $5,250.

                                During May 2000, the Company issued 100,000 shares of its common stock in contemplation of a financing transaction. The proceeds from the issuance were returned to the purchaser.

                                During May 2000, TFCN issued 200,000 shares of its restricted common stock in exchange for all the issued and outstanding shares of the Company's common stock. The shares will be issued to the stockholders of StockChicken.com with a valuation of $2.00 per share. The acquisition has a "reset" provision that provides on the sixth month anniversary of the closing, if the price of TFCN common stock is below a $2.00 bid price for five consecutive trading days, then the selling shareholders will be given an additional number of TFCN common shares to offset the price.